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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):        DECEMBER 8, 2000
                                                 ------------------------------



                               QUIDEL CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                              0-10961                  94-2573850
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(STATE OR OTHER JURISDICTION OF      (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION)                       FILE NUMBER)          IDENTIFICATION NO.)


10165 McKellar Court
San Diego, Ca                                                  92121
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (858) 552-1100


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     (a) On December 8, 2000, Quidel Corporation ("Quidel") completed its acquisition of Litmus Concept's, Inc. ("Litmus"), a privately held in-vitro diagnostics company focused on the development and manufacture of diagnostic products for the women's health market. As consideration for the acquisition of Litmus, Quidel issued approximately 3,250,000 shares of its common stock to Litmus shareholders and certain optionholders for an aggregate purchase price of approximately $17,500,000, which is based on a value of $5.375 per share of Quidel common stock. Also, in conjunction with the acquisition, Quidel paid $1,000,000 to one of the preferred shareholders of Litmus, for rights to co-exclusively license Litmus products within the United States and Canada.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) and (b)     Quidel Corporation will provide financial statements and
pro forma financial information not later than 60 days after the date that this Form 8-K is filed.

     (c) Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as an exhibit hereto:

                EXHIBIT    DESCRIPTION

                   2.1 Agreement and Plan of Merger dated as of October 30, 2000, among Litmus Concepts, Inc., Quidel Corporation, and Litmus Acquisition Corporation, as amended by that certain Amendment dated as of December 7, 2000.

                  99.1 Quidel Corporation press release of October 31, 2000, regarding the signing of a definitive agreement to acquire Litmus Concepts, Inc.

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                  99.2   Quidel Corporation press release of December 11, 2000,
                         regarding the completion of the acquisition of Litmus Concepts, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Quidel Corporation
                                         (Registrant)

Date: December 22, 2000                  By: /s/ CHARLES J. CASHION
                                            -----------------------------------
                                                        (Signature)

                                            Name:    Charles J. Cashion
                                            Title:   Senior Vice President,
                                                     Corporate Operations,
                                                     Chief Fianacial Officer and
                                                     Secretary


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                               QUIDEL CORPORATION

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                              EXHIBIT

    2.1 Agreement and Plan of Merger dated as of October 30, 2000, among Litmus Concepts, Inc., Quidel Corporation, and Litmus Acquisition Corporation, as amended by that certain Amendment dated as of December 7, 2000.

   99.1 Quidel Corporation press release of October 31, 2000, regarding the signing of a definitive agreement to acquire Litmus Concepts, Inc.

   99.2 Quidel Corporation press release of December 11, 2000, regarding the completion of the acquisition of Litmus Concepts, Inc.